UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE HAIN CELESTIAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	4)	Date Filed:

THE HAIN CELESTIAL GROUP, INC.
58 South Service Road
Melville, New York 11747

Label Area 4" x 1 1/2"

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on
November 17, 2011

Dear Stockholder,

The 2011 Annual Meeting of Stockholders of The Hain Celestial Group, Inc. (the "Company"), will be held at 11:00 a.m., Eastern Time, on Monday, November 17, 2011 at the Amphitheater at 58 South Service Road, Melville, New York 11747.

Proposals to be considered at the Annual Meeting:

(1) To elect ten directors for a term expiring at the next annual meeting of the company, or until their successors are duly elected and qualified.

(2) To vote, on an advisory basis, for the compensation awarded to the named executive officers for the fiscal year ended June 30, 2011, as set forth in this proxy statement.

(3) To vote, on an advisory basis, for the frequency with which stockholders will participate in an advisory vote on executive compensation.

(4) To approve the amendment of the Amended and Restated 2002 Long Term Incentive and Stock Award Plan.

(5) To ratify the appointment of Ernst & Young LLP, to act as registered independent accountants of the Company for the fiscal year ending June 30, 2012.

. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors Recommends You Vote FOR" items 1, 2, 4 and 5 and "EVERY YEAR" for item 3.

*Stockholders are cordially invited to attend the Annual Meeting and vote in person.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet:

Go to www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

Label Area 4" x 1 1/2"

THIS AREA LEFT BLANK INTENTIONALLY

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

The Proxy Materials are available for review at:
http://www.hain-celestial.com/proxy

THE HAIN CELESTIAL GROUP, INC.
58 South Service Road, Melville
New York 11747

Directions to the Annual Meeting of Stockholders

From New York City: Take the Long Island Expressway East to Exit 48 (Round Swamp Road). Proceed straight off exit and after the first traffic light our building is the second one on the right.

From Eastern Long Island: Take the Long Island Expressway West to Exit 48 (Round Swamp Road). Proceed to traffic light and make a left turn. Go under the overpass and make a left turn going East. Our building is the second one on the right.

Long Island Rail Road: Take the Ronkonkoma Branch Line to the Farmingdale Station. Take a cab to 58 South Service Road, Melville, New York.

The Amphitheater is located on the lower level.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held November 17, 2011. The Proxy Statement and our 2011 Annual Report to Stockholders are available at: http://www.hain-celestial.com/proxy

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, ***you must request one***. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before November 7, 2011 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.hain-celestial.com/proxy

- the Company's Annual Report for the year ended June 30, 2011
- the Company's 2011 Proxy Statement (including all attachments thereto)
- the Proxy Card
- any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, 9-digit proxy number and 10-digit account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690
or
By Internet at http://www.hain-celestial.com/proxy
or
By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.